UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):        September 3, 2010

AUTHENTEC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33552	59-3521332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901
(Address of Principal Executive Offices)  (Zip Code)

(321) 308-1300
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Merger Agreement

On September 3, 2010, AuthenTec, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, AU Merger, Inc., a wholly owned subsidiary of the Company (“Sub”), UPEK, Inc. (“UPEK”) and Sofinnova Capital IV FCPR, as the Stockholders Representative, pursuant to which Sub was merged with and into UPEK with UPEK surviving as a wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to the Merger Agreement, the Company acquired all of the outstanding shares of capital stock of UPEK in exchange for 5,956,540 shares of common stock of the Company and a non-interest bearing convertible promissory note in the principal amount of $21,557,559 (the “Note”).  The maturity date (the “Maturity Date”) of the Note is the earlier of (x) as soon as commercially practicable but in any event no later than three business days after the special meeting of the Company’s stockholders held to approve the conversion of the Note into an additional 7,984,281 shares of common stock of the Company (the “Note Satisfaction Shares”) and (y) March 1, 2011 (subject to a 60-day extension upon the occurrence certain events).  If at a special meeting of the Company’s stockholder the issuance of the Note Satisfaction Shares is not approved, the Note shall become immediately due and payable on the Maturity Date.

Pursuant to the Merger Agreement, the Company has agreed to use its reasonable best efforts to call and convene a meeting of its stockholders for the purpose of voting on the conversion of the Note and the approval of the issuance of the Note Satisfaction Shares as soon as possible after the closing of the Merger, but in no event later than March 1, 2011 (subject to a 60-day extension upon the occurrence of certain events).

In connection with the execution of the Merger Agreement, certain directors and officers of the Company have entered into Stockholder Support Agreements pursuant to which they have agreed to vote the shares of the Company they beneficially own (or may acquire) in favor of the issuance of the Note Satisfaction Shares.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

A copy of the press release dated September 7, 2010, announcing the closing of the transactions contemplated by the Merger Agreement is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Stockholders Agreement

In connection with the Merger, the Company entered into a Stockholders Agreement dated as of September 3, 2010 (the “Stockholders Agreement”) with certain of the former UPEK stockholders (the “Covered Stockholders”) that, among other things, (i) provides Company Board of Directors member designation rights to certain Covered Stockholders; (ii) restricts the manner in which the Covered Stockholders may transfer their shares of the Company’s common stock; and (iii) limits the Covered Stockholders’ ownership of the Company’s common stock and certain other actions with respect to the Company.

Under the terms of the Stockholders Agreement, at any stockholder meeting held prior to the 2012 Annual Meeting, the Covered Stockholders are entitled to designate two individuals for nomination to the Company’s Board of Directors and the Company is entitled to designate five individuals for nomination to its Board of Directors.

Upon consummation of the Merger, the Company’s Board of Directors will consist of seven members, which will include four of the five current members of the Company’s Board of Directors. Bill Washecka will be the non-executive chairman of the Board of Directors, and each of Chris Fedde, Gus Koven and Scott Moody will continue to be members of the Board of Directors of the Company.  Larry Ciaccia, the newly appointed Chief Executive Officer and President of the Company, Ron Black, the current chairman and chief executive officer of UPEK, and Jean Schmitt, a current director on the board of UPEK, will also become members of the Board of Directors.

Under the terms of the Stockholders Agreement, the Covered Stockholders may not transfer their shares until the expiration of a lock-up period of 180 days.

During the term of the Stockholders Agreement, the Covered Stockholders may not acquire any voting securities of the Company (or any rights to purchase voting securities) that would result in such Stockholder beneficially owning in excess of the number of voting securities, including the Note Satisfaction Shares, of the Company issued to such Stockholder in the Merger, plus 20% of such number of voting securities; provided, that the beneficial ownership of any class of voting securities of the Company held by all Covered Stockholders combined (including, without limitation, voting securities beneficially held by affiliates and permitted transferees) does not exceed the aggregate number of shares issued to UPEK stockholders in the Merger.  Further, each Covered Stockholder is subject to certain standstill provisions with respect to the Company.

The Stockholders Agreement (other than the standstill provisions, which survive the Agreement and, notwithstanding any termination of the Agreement, shall continue to be effective for so long as any Stockholder Designee remains a member of the Board) terminates on the earlier of (a) the written consent of the Company and the Majority Stockholders or (b) on the day before the 2012 Annual Meeting of Stockholders.

The foregoing summary of the Stockholders Agreement is qualified in its entirety by reference to the text of the Stockholders Agreement, which is filed as Exhibit 4.2 to this report and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Transaction, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of September 3, 2010, with the Covered Stockholders pursuant to which the Company agreed to register with the SEC the shares of Company common stock held by the Covered Stockholders under certain circumstances, but in no event earlier than 30 days following the special stockholders meeting relating to the conversion of the Note and issuance of the Note Satisfaction Shares.

The Registration Rights Agreement also includes, among other items, provisions relating to: (i) the Covered Stockholders’ ability to request registrations; (ii) the Company’s ability to postpone an offering; and (iii) the Company’s obligations to include the Covered Stockholders in offerings initiated by the Company, each as more fully described in the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement which is filed as Exhibit 4.3 to this report and is incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

Pursuant to the Merger Agreement, as described above, the Company has issued the Note as part of the Merger Consideration. The Note is a non-interest bearing convertible promissory note in the principal amount of $21,557,559 that will be satisfied by the Company by either the issuance of an additional 7,984,281 shares of common stock of the Company or repayment in cash.  The Note is secured by substantially all of the domestic assets of the Company. The disclosures relating to the Note set forth in Item 1.01 are incorporated by reference herein.

The foregoing description of the Note is qualified in its entirety by reference to the text of the Note, a copy of which is filed as Exhibit 4.1 to this report and is incorporated herein by reference.

Item 3.02        Unregistered Sales of Equity Securities.

On September 3, 2010, pursuant to the Merger Agreement, the Company issued 5,956,540 shares of its common stock and the Note to the stockholders of UPEK.  The Company has determined that the sale of Company common stock, the Note and the issuance of the Note Satisfaction Shares is exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), based on the representations of UPEK contained in the Merger Agreement and representations of UPEK’s stockholders contained in the letter of transmittal as to UPEK’s stockholders investment intent and status as “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           By agreement dated September 3, 2010 (the “Separation and Transition Services Agreement”), AuthenTec, Inc. (the “Company”) and Mr. Moody, who was the Chief Executive Officer of the Company, have mutually agreed that Mr. Moody’s employment as the Chief Executive Officer of  the Company would terminate without cause effective September 3, 2010  and his employment with the Company would  cease on September 10, 2010 (the “Date of Separation”).

(c)           Effective September 3, 2010, the Board of Directors of the Company appointed Mr. Ciaccia, age 52, Chief Executive Officer of the Company.  Mr. Ciaccia has served as President of the Company since July 2006 and Chief Operating Officer since August 2010, having joined the Company as Executive Vice President of Marketing in March 2005. From March to November 2004, Mr. Ciaccia was Vice President and General Manager of the wireless data and networking component products division at Conexant Systems, Inc. From 1999, he held the same position through a series of acquisitions with Globespan Virata Inc., and Intersil. Mr. Ciaccia began his career as a design engineer in 1980 with the Semiconductor Sector of Harris Corporation. Mr. Ciaccia received a BS degree in Electrical Engineering from Clarkson University and an MBA from Florida Institute of Technology. In connection with his appointment as Chief Executive Officer, the Company expects to enter into a new employment agreement with Mr. Ciaccia.

(e)           Under the terms of his existing employment agreement and the Separation and Transition Services Agreement, and in consideration for the observation by Mr. Moody of certain restrictive covenants for a period of 12 months after the Date of Separation, and a general release of claims, Mr. Moody will receive: (i) a severance payment of $706,568, (ii) a pro rata bonus payment of $111,430, and (iii) continuation of group health and other benefits for a period of 18 months.  Any unvested equity awards held by Mr. Moody that would have vested within 18 months following the Date of Separation became vested as of the Date of Separation and will remain outstanding and exercisable for a period of 12 months.

(b)-(d)           In connection with the Merger, the Board of Directors of the Company expanded the size of the Board to seven and elected Messrs. Black, Ciaccia and Schmitt to the Board.  Mr. Matt Crugnale has resigned his position from the Board in connection with the transaction and not as a result of a disagreement with the Company or its Board of Directors.  Messrs. Black and Schmitt were elected to the Board of Directors pursuant to the terms of the Stockholders Agreement described in Item 1.01 and incorporated by reference herein.

Dr. Black, 46, joined UPEK in 2009 and serves as the chief executive officer of UPEK.  Before joining UPEK, Dr. Black served as the chief executive officer and a director of Wavecom from 2004 to 2009.  Before Wavecom, Dr. Black served as executive vice president, Client Systems Group at Agere Systems, a leading provider of advanced integrated circuit solutions for consumer applications, including wireless. Previously, Dr. Black was vice president at Gemplus, based near Marseilles, France, serving as general manager of the Next-Generation networks business unit which specialized in wireless network software and smart cards for 3G networks. Prior to that, he was general manager for the Networking and Communications Systems Division of Motorola’s Semiconductor Products Sector. In that position, he oversaw several product areas, including microprocessors, memories and transceivers. Before joining Motorola, Dr. Black held a number of positions at IBM Microelectronics in its Power PC Microprocessors group and in the electronic packaging applications and development areas. Dr. Black also serves as a director on the boards of directors of Heptagon, an optics company in Finland, and Inside Contactless, a semiconductor company in France.  Dr. Black holds a Bachelor of Science, a Master of Science and a Ph.D. in Materials Science and Engineering from Cornell University in Ithaca, N.Y.

Mr. Schmitt, 46, has served on the UPEK board of directors since March 2004. In December 2001, Mr. Schmitt joined Sofinnova Partners SA, where he currently serves as Managing Partner and focuses on opportunities in the telecommunications and consumer electronics industries. Prior to joining Sofinnova Partners SA, Mr. Schmitt was the chief executive officer and founder of SLP InfoWare, a world leader in predictive customer relationship management software for the telecommunications industry, which was sold to Gemplus International S.A. in 2000. After the acquisition, Mr. Schmitt was the chairman and chief executive officer of SLP InfoWare and vice president, telecommunication solutions and applications at Gemplus until November 2001. Mr. Schmitt is a guest lecturer at Telecom Paris and serves as a director of Myriad (SIX:MYRN), Blyk, Sagem, Inside Contactless, Accent and Celsius. Mr. Schmitt graduated with honors from the Ecole Nationale Supérieure des Télécommunications, or ENST, in Paris, France, and earned a post-graduate degree in artificial intelligence from ENST.

A copy of the press release relating to the Mr. Moody’s departure, the appointment of Mr. Ciaccia as Chief Executive Officer of the Company and the election of new directors to the Board is filed as Exhibit 99.1 to this report, and a copy of the Separation Agreement with Mr. Moody is filed as Exhibit 10.1, all of which are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

To the extent required by this item, the financial statements of the Business acquired by the Company will be filed by an amendment to this Current Report on Form 8-K within the time period required under Item 9.01(a)(4) of Form 8-K.

(b)           Pro Forma Financial Information.

To the extent required by this item, the pro forma financial information with respect to the Business acquired by the Company will be filed by an amendment to this Current Report on Form 8-K within the time period required under Item 9.01(a)(4) of Form 8-K.

(d)           Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 3, 2010, by and among AuthenTec, Inc., AU Merger, Inc, UPEK, Inc. and Sofinnova Capital IV FCPR, as the Stockholders Representative.
4.1	Form of Promissory Note dated September 3, 2010 issued pursuant to the Merger Agreement.
4.2	Stockholder’s Agreement, dated September 3, 2010, by and among AuthenTec, Inc., certain stockholders of AuthenTec and Sofinnova Capital IV FCPR, as the Stockholders Representative.
4.3	Registration Rights Agreement, dated September 3, 2010, by and among AuthenTec, Inc., certain stockholders of AuthenTec and Sofinnova Capital IV FCPR, as the Stockholders Representative.
10.1	Separation Agreement, dated September 3, 2010, by and between F. Scott Moody and AuthenTec, Inc.
99.1	Press Release dated September 7, 2010 announcing the closing of the transactions contemplated by the Merger Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

By: /s/ Frederick R. Jorgenson
      Frederick R. Jorgenson
      Vice President, General Counsel and
      Secretary

Dated:   September 7, 2010

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 3, 2010, by and among AuthenTec, Inc., AU Merger, Inc, UPEK, Inc. and Sofinnova Capital IV FCPR, as the Stockholders Representative.
4.1	Form of Promissory Note dated September 3, 2010 issued pursuant to the Merger Agreement.
4.2	Stockholder’s Agreement, dated September 3, 2010, by and among AuthenTec, Inc., certain stockholders of AuthenTec and Sofinnova Capital IV FCPR, as the Stockholders Representative.
4.3	Registration Rights Agreement, dated September 3, 2010, by and among AuthenTec, Inc., certain stockholders of AuthenTec and Sofinnova Capital IV FCPR, as the Stockholders Representative.
10.1	Separation Agreement, dated September 3, 2010, by and between F. Scott Moody and AuthenTec, Inc.
10.2	Employment Agreement, dated September 3, 2010, by and between Lawrence J. Ciaccia, Jr. and AuthenTec, Inc.
99.1	Press Release dated September 7, 2010 announcing the closing of the transactions contemplated by the Merger Agreement